TRANSAMERICA RETIREMENT INCOME PLUS®

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA B

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA BNY

Supplement dated May 12, 2015

to the

Prospectus dated May 1, 2015

Please read this supplement carefully and retain it for future reference. This supplement is not valid unless it is preceded or accompanied by a current prospectus for the policy. The terms we use in this supplement have the same meanings as in the prospectus for the policy.

The purpose of this supplement is to amend the description of the Living Benefit in the fee table to clarify that the Living Benefit described in the prospectus is not an optional benefit under the policy.

The following hereby replaces the corresponding section of the FEE TABLE AND EXPENSES EXAMPLES in the prospectus:

The next section describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses. (All fees are maximum for purchases made while this prospectus is effective unless otherwise noted.)

Annual Service Charge	$0-$50
Separate Account Annual Expenses (as a percentage, annually, of average separate account value):
Mortality and Expense Risk Fee	1.15%
Administrative Charge	0.15%
Total Base Separate Account Annual Expenses	1.30%
Living Benefit (annual charge – % of Withdrawal Base)
Benefit (Maximum)	2.00%
Benefit (Current)	1.25%

For additional information about this supplement, please contact your financial intermediary or call the Administrative Office at (800) 525-6205.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Transamerica Retirement Income Plus® dated May 1, 2015